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                     THEODOR HENNIG PROFESSIONAL CORPORATION
               70 SIGNATURE HEIGHTS S.W.,CALGARY, ALBERTA, T3H 3C1
             PHONE: (403) 261-2929 FAX: (403) 217-9765 CELL 660-5063
                               E-MAIL:THJR@SHAW.CA
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                                                              SEPTEMBER 27, 2005

CONSULTING AGREEMENT BETWEEN:

THEODOR HENNIG PROFESSIONAL CORPORATION ("THPC") AND;

CANGLOBE INTERNATIONAL, INC ("CANGLOBE").

CANGLOBE  WISHES TO ENGAGE THE  SERVICES OF THPC UNDER THE  FOLLOWING  TERMS AND
CONDITIONS:

1. THPC TO PROVIDE SENIOR MANAGEMENT/ACCOUNTING/TAX AND FINANCIAL SERVICES AS DIRECTED AND REQUIRED BY CANGLOBE. THPC WILL BE PERFORMING THE CFO AND CORPORATE SECRETARY POSITIONS FOR CANGLOBE ON A CONSULTING BASIS.

2.   TERM WILL BE FOR TWO(2) YEARS COMMENCING SEPTEMBER 26, 2005

3. THPC CAN TERMINATE THIS AGREEMENT UPON PROVISION OF 90 DAYS PRIOR WRITTEN NOTICE TO CANGLOBE.

4. CANGLOBE CAN TERMINATE THIS AGREEMENT WITHOUT CAUSE AT ANY TIME, AND SHALL PAY TO THPC IN THE FIRST YEAR OF THIS AGREEMENT, A LUMP SUM EQUAL TO TWELVE MONTHS FEES INCLUDING USUAL EXPENSES AND BENEFITS. IN EACH SUBSEQUENT YEAR OF THIS AGREEMENT, THE LUMP SUM SHALL INCREASE BY SIX MONTHS, UP TO A MAXIMUM OF 24 MONTHS FEES IN LIEU OF NOTICE.

5. CANGLOBE CAN TERMINATE THIS AGREEMENT FOR CAUSE AT ANY TIME WITHOUT PAYMENT OF ANY COMPENSATION EITHER BY WAY OF ANTICIPATED EARNINGS OR DAMAGES OF ANY KIND SUBJECT TO THE LAWS OF ALBERTA.

6.
7.   THE TERM CAN BE EXTENDED UPON MUTUAL WRITTEN AGREEMENT OF BOTH PARTIES.

8. THPC WILL BE PAID A MONTHLY CONSULTING FEE OF $10,000 ($120,000 PER ANNUM) PLUS APPLICABLE GST AND BE REIMBURSED APPROVED EXPENSES ALL DUE AND PAYABLE UPON RENDERING OF AN INVOICE. THE FIRST MONTHS FEE INCLUDING GST WILL BE DUE AND PAYABLE UPON SIGNING OF THIS AGREEMENT. THPC WILL PROVIDE A MINIMUM OF 47 WEEKS SERVICE PER ANNUM UNDER THE TERMS OF THIS AGREEMENT.

9. THPC WILL BE ENTITLED TO RECEIVE AN ANNUAL BONUS EQUAL TO 2% OF EBITDA CALCULATED AND PAID QUARTERLY.

10. THE SERVICES DESCRIBED HEREIN WILL BE PERFORMED AT CANGLOBE'S CALGARY PREMISES WHERE THPC WILL BE PROVIDED WITH SUITABLE OFFICE SPACE AND
     PARKING. THPC WILL ESTABLISH AND OVERSEE CANGLOBE'S OFFICE IN CALGARY PURSUANT TO AN AGREED UPON BUDGET.

11. THPC WILL PROVIDE A COMPUTER AND ALL SOFTWARE NECESSARY TO SATISFY ITS OBLIGATIONS UNDER THIS AGREEMENT.


THEODOR HENNIG PROFESSIONAL CORPORATION

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THEODOR HENNIG, C.A., PRESIDENT


READ UNDERSTOOD AND ACCEPTED THIS  27TH  DAY OF  SEPTEMBER, 2005.




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DONALD L. SAMPSON CHIEF EXECUTIVE OFFICER